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                         REGISTRATION RIGHTS AGREEMENT

                                 by and among

                            NEWPARK RESOURCES, INC.

                                      and

                                 SCF-IV, L.P.




                          Dated as of April 16, 1999


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

                               TABLE OF CONTENTS

1.   DEFINITIONS

2.   SECURITIES SUBJECT TO THIS AGREEMENT
          (a)   Registrable Securities.........................................................................     2
          (b)   Holders of Registrable Securities..............................................................     3

3.   DEMAND REGISTRATION
          (a)   Requests for Registration......................................................................     3
          (b)   Number of Registrations........................................................................     3
          (c)   Effective Registration Expenses................................................................     3
          (d)   No Rights of Company or Other Securityholders to Piggyback on Demand Registrations.............     4
          (e)   Priority on Demand Registrations...............................................................     4
          (f)   Selection of Underwriters......................................................................     5
          (g)   Other Registration Rights Agreements...........................................................     5

4.   PIGGYBACK REGISTRATIONS
          (a)   Right to Piggyback.............................................................................     5
          (b)   Piggyback Expenses.............................................................................     6
          (c)   Priority on Primary Registrations..............................................................     6
          (d)   Priority on Secondary Registrations............................................................     6
          (e)   Selection of Underwriters......................................................................     7

5.   REGISTRATION ON FORM S-3

6.   DEFERRAL OF FILING; SUSPENSION OF SHELF REGISTRATION STATEMENT
          (a)   Deferral of Filing.............................................................................     7
          (b)   Suspension of Shelf Registration Statement.....................................................     8

7.   REGISTRATION PROCEDURES

8.   REGISTRATION EXPENSES

9.   INDEMNIFICATION; CONTRIBUTION
          (a)   Indemnification by Company.....................................................................    11
          (b)   Indemnification by Holder of Registrable Securities............................................    12
          (c)   Conduct of Indemnification Proceedings.........................................................    12
          (d)   Contribution...................................................................................    13

10.  RULE 144

11.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS; MARKET STAND-OFF AGREEMENT
          (a)  Participation in Underwritten Registration......................................................    14
          (b)  Market Stand-Off Agreement......................................................................    14

12.  MISCELLANEOUS
          (a)  Right to Suspend................................................................................    14
          (b)  Remedies........................................................................................    15
          (c)  Amendments and Waivers..........................................................................    15
          (d)  Registrable Securities Held by the Company or its Affiliates....................................    15
          (e)  Notices.........................................................................................    15
          (f)  Successors and Assigns..........................................................................    15
          (g)  Counterparts....................................................................................    15
          (h)  Headings........................................................................................    15
          (i)  Governing Law; Jurisdiction.....................................................................    16
          (j)  Severability....................................................................................    16
          (k)  Entire Agreement................................................................................    16
          (l)  Attorney's Fees.................................................................................    16

                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this 16th day of April, 1999, by and among Newpark Resources, Inc., a Delaware corporation (the "Company") and SCF-IV, L.P., a Delaware limited partnership (the "Purchaser").

                                   RECITALS:

     This Agreement is made pursuant to the Purchase Agreement, dated April 8, 1999, between the Company and the Purchaser (the "Purchase Agreement"). In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

                                  AGREEMENT:

     The parties hereby agree as follows:

1.   DEFINITIONS.

     (a) As used in this Agreement, the following terms will have the following meanings:

     "Common Stock" means shares of the Company's Common Stock.

     "Demand Registration" has the meaning set forth in Section 3(a).

     "Early Exercise Event" has the meaning given to it in the Warrants.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Majority" means 51% or more.

     "Person" means any individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof or any other entity of any kind.

     "Piggyback Registration" has the meaning set forth in Section 4(a).

     "Preferred Stock" means shares of the Company's Series A Cumulative Perpetual Preferred Stock.

     "Registration Expenses" has the meaning set forth in Section 8(a).

     "Registration Notice" has the meaning set forth in Section 5.

     "Registrable Securities" means (i) the Shares and (ii) the Warrant Shares and any other securities issued with respect to the Shares or the Warrant Shares by way of conversion, dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, a Registrable Security shall cease to be a Registrable Security to the extent so provided in Section 2(a).

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "SEC" means the Securities and Exchange Commission.

     "Shares" means the shares of Preferred Stock issued and sold pursuant to the Purchase Agreement, and any Capital Stock for or into which such Shares hereafter are exchanged, converted, reclassified or recapitalized by the Company or pursuant to a business combination to which the Company is a party.

     "Underwritten registration" or "underwritten offering" means any registration in which securities of the Company are sold pursuant to a firm commitment underwriting.

     "Warrants" means the warrants issued and sold pursuant to the Purchase Agreement.

     "Warrant Shares" means the shares of Common Stock or other securities issuable upon exercise of the Warrants.

     (b) All undefined capitalized terms used herein shall have the meaning set forth in the Purchase Agreement.

2.   SECURITIES SUBJECT TO THIS AGREEMENT.

     (a) Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Registrable Security. A Registrable Security shall cease to be a Registrable Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it, (ii) it has been sold pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, or (iii) it has otherwise been transferred or exchanged and a new certificate or other evidence of ownership for it not bearing the legend set forth in Section 4.4 of the Purchase Agreement (or other legend of similar import) has been delivered (not subject to any stop transfer order) by or on behalf of the Company and no other restriction on transfer exists or an opinion of counsel to the Company, reasonably satisfactory to the holder of such Registrable Security, shall have been delivered to such holder, or an opinion of counsel to the holder of such Registrable Security, reasonably satisfactory to the Company, shall have been delivered to the Company, in either case to the effect that (x) the subsequent disposition of such Registrable Security may be made pursuant to Rule 144(k) promulgated under the Securities Act (or any successor provision) or (y) as to any particular disposition proposed to be made by such holder, the entire number of Registrable Securities proposed to be sold by such holder may be sold, in the manner proposed by such holder, without registration under the Securities Act, whether pursuant to Rule 144 or otherwise, within a period ending not more than 90 days after the date of such opinion.

     (b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the currently exercisable right to acquire such Registrable Securities whether or not such acquisition has actually been effected.

3.   DEMAND REGISTRATION.

     (a) Requests for Registration. Subject to the provisions of Section 2(a) and Section 3(b), any holder or holders of the then outstanding Registrable Securities may request at any time a registration by the Company under the Securities Act of all or part of his Registrable Securities (a "Demand Registration"); provided, however, a Demand Registration with respect to the Warrant Shares may not be made prior to September 30, 2000 or an Early Exercise Event, whichever occurs first, and a Demand Registration with respect to the Shares may not be made prior to the fifth anniversary of this Agreement. Within ten days after receipt of such request, the Company will serve written notice by overnight carrier of such registration request to all holders of Registrable Securities and will, subject to the provisions of Section 2(a) and Section 3(b), include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after distribution to the applicable holder of the Company's notice. All requests made pursuant to this Section 3(a) will specify the amount of Registrable Securities to be registered and will also specify the intended method of disposition thereof; provided, however, that such method of disposition will be limited to an underwritten offering if requested by the holders of a Majority of the Registrable Securities requested to be included in such registration.

     (b) Number of Registrations. The holders of Registrable Securities will be entitled to request an aggregate of two Demand Registrations. A registration initiated as a Demand Registration will not constitute a Demand Registration (i) unless such registration has been declared effective by the SEC and remains effective for the period set forth in Section 7(a)(iii); and (ii) if after such registration has been declared effective by the SEC it is subject to any stop order, injunction or other adverse order or action of the SEC or other governmental authority.

     (c) Effective Registration Expenses. Except as provided in Section 3(d), in any registration initiated as a Demand Registration, the Company will pay all Registration Expenses, whether or not the registration has been declared effective; provided, however, the Company shall not be required to pay for any such Registration Expenses if the request for registration is subsequently withdrawn at any time by the initiating holder(s) of Registrable Securities (in which case such holders shall bear such expenses), unless all the holders of Registrable Securities agree to forfeit their right to one Demand Registration Statement; and provided further, that, if at the time of such withdrawal, there has been a material adverse change in the condition, business or prospects of the Company from that disclosed in the Company's filings under the Exchange Act at the time of the request for registration and the Company did not at the time of the request notify the initiating holder(s) that such change had occurred or that in its good faith judgment such change was likely to occur, then such holder(s) shall not be required to pay any of the Registration Expenses and shall not forfeit their right to a Demand Registration.

     (d) No Rights of Company or Other Securityholders to Piggyback on Demand Registrations. Neither the Company nor any of its securityholders (other than the holders of Registrable Securities in such capacity) has any right to include any of the Company's securities in a registration statement initiated as a Demand Registration under this Section 3, unless (i) such securities are of the same class as the Registrable Securities being registered, (ii) if such Demand Registration is for an offering other than an underwritten offering, the holders of a Majority of the Registrable Securities being registered in such registration consent to such inclusion in writing, which consent shall not be unreasonably withheld, (iii) if such Demand Registration is an underwritten offering, the managing underwriters agree that some or all of such securities can be included without adversely affecting such offering or offering price and
(iv) if such Demand Registration is an underwritten offering the Company, or the selling securityholders, as applicable, agree to sell their securities on the same terms and conditions as apply to Registrable Securities and the holders of such Registrable Securities. If any securityholders of the Company (other than the holders of Registrable Securities in such capacity) register securities of the Company in a Demand Registration (in accordance with the provisions of this Section 3(d)), such securityholders will pay the fees and expenses of counsel to such securityholders and their pro rata share of the Registration Expenses if such pro rata share of the Registration Expenses for such registration are not paid by the Company for any reason.

     (e) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company and the selling holders of the Registrable Securities in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number of securities which can be sold in such offering without adversely affecting the proposed offering or the offering price, the Company will include in such registration the number of Registrable Securities which in the opinion of such underwriters can be sold without adversely affecting the proposed offering or the offering price, and such securities will be allocated pro rata among the holders of Registrable Securities on the basis of the number of the Registrable Securities requested to be included in such registration by their respective holders. If securities (other than Registrable Securities) are proposed to be included by the Company or its other securityholders in a Demand Registration which is an underwritten offering (subject to and in accordance with the provisions of Section 3(d)) and the managing underwriters advise the Company and the selling holders of Registrable Securities in writing that some but not all of said other securities can be sold without adversely affecting the proposed offering or the offering price in such underwritten offering, in addition to all of the Registrable Securities being registered, those securities which are permitted to be included will be allocated (i) first, to the Company and (ii) second, to the securityholders of such securities, allocated among them in such proportions as such securityholders and the Company may agree. The Company and any such securityholders may withdraw their securities from a Demand Registration; provided, however, if the Demand Registration is an underwritten offering, they may do so only on the reasonable and customary terms agreed upon by the managing underwriters for such offering.

     (f) Selection of Underwriters. If any Demand Registration is an underwritten offering, or a best efforts underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a Majority of the Registrable Securities requested to be included in such offering; provided, however, such investment bankers and managers must be reasonably satisfactory to the Company.

     (g) Other Registration Rights Agreements. Without the prior written consent of the holders of a Majority of the Registrable Securities, the Company will neither enter into any new registration rights agreements that conflict with the terms of this Agreement nor permit the exercise of any other registration rights in a manner that conflicts with the terms of the registration rights granted hereunder.

4.   PIGGYBACK REGISTRATIONS.

     (a) Right to Piggyback. Subject to the further provisions of this Section 4, whenever the Company proposes to register any securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating to the sale of securities to participants in an employee benefit plan or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), other than pursuant to a Demand Registration under Section 3 (a "Piggyback Registration"), the Company will give written notice to all holders of Registrable Securities of its intention to effect such a registration not later than the earlier to occur of (i) the tenth day following receipt by the Company of notice of exercise of other demand registration rights or (ii) 30 days prior to the anticipated filing date; provided, however, the Company shall not be required to give such notice or to include any Registrable Securities in a Piggyback Registration prior to the earlier of September 30, 2000 or an Early Exercise Event, in the case of the Warrant Shares or any other Registrable Security other than Shares, or prior to March 31, 2004, in the case of the Shares; and provided further, the Company shall not be required to include any Registrable Securities in a Piggyback Registration unless the Registrable Securities to be so included are of the same class as the other securities to be included in such registration. Subject to the provisions of Sections 4(c) and
(d), the Company will include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the receipt by the applicable holder of Registrable Securities of the Company's notice. The holders of Registrable Securities will be permitted to withdraw all or any part of such holder's Registrable Securities from a Piggyback Registration at any time prior to the date such Piggyback Registration becomes effective with the SEC; provided, however, if the Piggyback Registration is an underwritten offering, the holders of Registrable Securities may do so only on the reasonable and customary terms agreed upon by the managing underwriters for such offering. If a Piggyback Registration is an underwritten offering effected under (i) Section 4(c), all Persons whose securities are included in the Piggyback Registration will be obligated to sell their securities on the same terms and conditions as apply to the securities being issued and sold by the Company or (ii) Section 4(d), all Persons whose securities are included in the Piggyback Registration will be obligated to sell their securities on the same terms and conditions as apply to the securities being sold by the Person or Persons who initiated the Piggyback Registration under Section 4(d). The foregoing notwithstanding, if, at any time after giving written notice of a Piggyback Registration but prior to the effective date of the registration statement filed in connection therewith, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the holders of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in such registration.

     (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities included in a Piggyback Registration will be paid by the Company.

     (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the total number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the offering or the offering price, the Company will include in such registration: (i) first, all securities the Company proposes to sell, (ii) second, to the extent that additional securities can, in the opinion of such underwriters, be included in such registration without adversely affecting the offering or the offering price, up to the full number of securities requested to be included in such registration by holders of Registrable Securities and other holders of securities entitled to include securities in such Piggyback Registration, allocated pro rata among such holders on the basis of the number of securities requested to be included therein by each such holder and (iii) third, any additional securities that may be included in such registration, in the opinion of such underwriters, without adversely affecting the offering or the offering price, as may be agreed upon by the Company and any other securityholders.

     (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities pursuant to the exercise of such holders' demand registration rights, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the offering or the offering price, the Company will include in such registration (i) first, the number of securities proposed to be included therein on behalf of the holders of the Company's securities exercising demand registration rights, allocated among the holders of such securities in such proportions as the Company and such holders may agree, (ii) second, up to the full number of securities the Company proposes to sell, (iii) third, to the extent that additional securities can, in the opinion of such underwriters, be included in such registration without adversely affecting the offering or the offering price, up to the full number of securities requested to be included in such registration by the holders of Registrable Securities and other holders of securities entitled to include securities in such Piggyback Registration, allocated pro rata among such holders on the basis of the number of securities requested to be included therein by each such holder and (iv) fourth, any additional securities that may be included in such registration, in the opinion of such underwriters, without adversely affecting the offering or the offering price, as may be agreed upon by the Company and any other securityholders.

     (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, as between the Company and the holders of the Registrable Securities, the Company will have the sole right to select the investment banker or investment bankers and manager or managers to administer the offering.

5.   REGISTRATION ON FORM S-3.

     As one of its Demand Registration rights provided in Section 3, a holder of Registrable Securities shall be entitled to request by a notice in writing to the Company ("Registration Notice") that the Company register for resale all or a portion of its Registrable Securities on Form S-3 (or any similar short form registration) if the Company and the transaction then qualify for the use of such short form registration. On receipt of the Registration Notice, the Company will notify all of the holders of Registrable Securities entitled to notice of a proposed registration pursuant to Section 3(a) of such request. Upon receipt by the Company of the Registration Notice, the Company will, subject to Section 6 and Section 12(a) use its reasonable best efforts to file a registration statement on Form S-3 (or any similar short form registration) in accordance with the terms of this Section 5 and Section 7 as soon as practicable after receipt of such Registration Notice. The Company will, subject to Sections 6 and 12(a), use its reasonable best efforts to maintain the effectiveness of the registration statement until the first anniversary of the effectiveness of such registration statement or such earlier date when all the Registrable Securities covered by such registration statement are sold. All Registration Expenses shall be borne by the Company. A holder of Registrable Securities that are covered by a registration statement pursuant to this Section 5 will give the Company at least 48 hours written notice prior to any resales by such holder thereunder.

6.   DEFERRAL OF FILING; SUSPENSION OF SHELF REGISTRATION STATEMENT.

     (a) Deferral of Filing. Anything herein to the contrary notwithstanding, the Company may defer the filing of any registration statement otherwise required to be filed by it pursuant to Section 3 or Section 5 if (i) the Company notifies each requesting holder that it is in good faith contemplating filing a registration statement for an underwritten offering of Common Stock within 60 days of its receipt for the demand for registration (which shall not affect any of the other rights of the holders of Registrable Securities hereunder, including, without limitation, the rights of such holders under Section 4) or
(ii) the Company notifies each requesting holder that the Company has determined, in its reasonable judgment, that the requested registration and offering would materially interfere with a financing, acquisition, corporate reorganization or other material transaction involving the Company or that appropriate financial statements will not be available when registration is requested. In the case of clause (i) of this Section 6(a), the Company shall use its reasonable best efforts, as soon as practicable, upon the first to occur of the abandonment of such contemplated registration statement or the expiration of such 60 day period, to register the Registerable Securities which it otherwise would be obligated to register pursuant to Section 3 or Section 5, unless the demand for registration is withdrawn or the Company has filed the contemplated registration statement. In the case of clause (ii) of this Section 6(a), the Company may delay the filing of the registration statement otherwise required by Section 3 or Section 5 for a reasonable period of time not to exceed 60 days. If the Company shall so defer the filing of a registration statement, the requesting holder may, within 20 days after its receipt of written notice of the deferral, withdraw its request for registration by giving written notice to the Company (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of requests for registration to which the holders of Registrable Securities are entitled hereunder). In addition to the foregoing deferral rights, the Company shall not be required to file any registration statement pursuant to Section 3 or Section 5 (i) within 90 days after the effectiveness of a registration statement relating to a Demand Registration or (ii) within 90 days after the effectiveness of a registration statement referred to in Section 4.

     (b) Suspension of Shelf Registration Statement. In addition, if the Company receives notice of a proposed sale under a shelf registration statement filed pursuant to Section 5, the Company may give notice to the holder requesting such sale that such sale under such shelf registration statement must be deferred and not made for a reasonable period of time (not to exceed 60 days) after the date of receipt by the Company of such notice of proposed sale if, at the time the Company receives such notice, the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required to be made in the prospectus included in such shelf registration statement (but would not be required if such sale were not made) in order to prevent such prospectus from containing any untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein not misleading and the Company has determined in its reasonable judgment that such disclosure would be materially detrimental to the Company. Each holder of Registrable Securities agrees that, upon receipt of any such notice from the Company pursuant to this Section 6(b), such holder shall forthwith discontinue the disposition of Registrable Securities pursuant to such shelf registration statement for the period of time contemplated by this
Section 6(b). A deferral of such proposed sale pursuant to this Section 6(b) shall be lifted, and the sale may be forthwith made if the negotiations or other activities are disclosed or terminated.

7.   REGISTRATION PROCEDURES.

     (a) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered in accordance with the terms and conditions of this Agreement, the Company will use its reasonable best efforts to effect the registration and to permit the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (i) prepare and file with the SEC, subject to the availability of all required consents of independent accountants (which the Company agrees to use all reasonable efforts to obtain), not later than 45 days after receipt of a request to file a registration statement with respect to such Registrable Securities, a registration statement with respect to such Registrable Securities, and use its reasonable best efforts to cause such registration statement to become effective; provided, however, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of the Registrable Securities being registered in such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel; the Company may assume, for the purpose of the foregoing proviso, that the holders and their counsel have approved any such documents if the Company has not received a contrary notice from the holders or their counsel within five days after the delivery of the documents to such counsel (or, with respect to any version of or amendment or supplement to any document after the first draft furnished to such counsel, such shorter period as the Company may reasonably request when it furnishes such document to such counsel, if a longer delay would result in prejudice to the proposed offering); each such registration statement will be on a form for which the Company then qualifies, which is available for the sale of the Registrable Securities in accordance with the intended method of disposition thereof and which is reasonably satisfactory to the holders of a Majority of the Registrable Securities being registered (or the managing underwriters in the case of a firm or best efforts underwriting offering);

          (ii) notify each seller of Registrable Securities of any stop order issued by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it at the earliest possible time if entered;

          (iii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days, or such shorter period as may be required if all Registrable Securities covered by such registration statement are sold prior to the expiration of such 90-day period (except in connection with an underwritten offering, in which case such registration statement shall be kept effective as long as the underwriters reasonably request in the underwriting agreement), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (iv) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(a)(v), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (vi) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (vii) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company is aware as a result of which the prospectus included in such registration statement or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and prepare and file promptly with the SEC a supplement or amendment to such prospectus or any such document incorporated therein by reference so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (viii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          (ix) provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration statement;

          (x) enter into such customary agreements (including an underwriting agreement in customary form with customary lock-up provisions not to exceed 90 days) and take all such other actions in connection therewith as the holders of a Majority of the Registrable Securities being registered or the managing underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (xi) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, in each case upon receipt of an appropriate confidentiality agreement;

          (xii) in the case of an underwritten offering, obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, as the managing underwriters reasonably request; and

          (xiii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.

     (b) The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the seller and the distribution of such securities as the Company may from time to time reasonably request and to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents reasonably requested by the Company.

8.   REGISTRATION EXPENSES.

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and of the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), fees and expenses of underwriters customarily paid by issuers of securities (including liability insurance if the Company so desires), the reasonable fees and expenses of any special experts retained by the Company or at the request of the managing underwriters in connection with such registration and fees and expenses of other Persons retained by the Company, but excluding underwriting discounts and commissions, fees, discounts and commissions of brokers and dealers, transfer taxes, if any, relating to any sale of Registrable Securities and the fees and disbursements of counsel for the holders of Registrable Securities, will be borne by the Company (all such expenses being herein called "Registration Expenses").

     (b) Any fees or expenses incurred by any of the parties other than Registration Expenses, including fees and disbursements of attorneys and accountants other than as included in the definition of Registration Expenses, shall be borne by the party that incurred them.

9.   INDEMNIFICATION; CONTRIBUTION.

     (a) Indemnification by Company. In the event of the registration of any of the Registrable Securities pursuant to this Agreement, the Company agrees to indemnify to the full extent permitted by law, each holder of Registrable Securities, its officers, directors and constituent partners and each Person who controls such holder (within the meaning of the Securities Act and the Exchange
Act) against all losses, claims, damages, liabilities and expenses (or actions in respect thereof) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus relating to the registration of such Registrable Securities or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are contained in any information furnished in writing to the Company by or on behalf of such holder or other indemnified Person expressly for use therein or caused by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. Subject to the provisions of Section 9(c), the Company will reimburse each holder of Registrable Securities, its officers, directors, constituent partners and controlling Persons for any reasonable legal and other expenses as incurred in connection with investigating or defending any such losses, claims, damages, liabilities, expenses or actions for which such Person is entitled to indemnification hereunder. In connection with a firm commitment or best efforts underwritten offering, the Company will indemnify the underwriters or agents, their officers, directors, constituent partners and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange
Act) or agents to the same extent as provided above (or such greater extent as may be customarily required by the managing underwriters) with respect to the indemnification of the holders of Registrable Securities.

     (b) Indemnification by Holder of Registrable Securities. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers, each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) and all other prospective sellers and their respective directors, officers and controlling Persons (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses (or actions in respect thereof) arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any written information or affidavit furnished by or on behalf of such holder specifically for such registration statement or prospectus and then only to the extent of the total proceeds received by such holder of Registrable Securities. Subject to the provisions of Section 9(c), the holders of Registrable Securities will reimburse, to the extent of the total proceeds received by the holders of Registrable Securities, the Company, its officers, directors and controlling Persons and all other prospective sellers and their respective directors, officers and controlling Persons for any reasonable legal and other expenses as incurred in connection with investigation or defending any such losses, claims, damages, liabilities, expenses or actions.

     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but omission of such notice shall not relieve the indemnifying party from liability hereunder except to the extent such indemnifying party is actually prejudiced by such failure to give notice) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

     (d) Contribution.  If the indemnification provided for in Section 9(a) or
Section 9(b) is unavailable or insufficient to hold harmless each of the indemnified parties against any losses, claims, damages, liabilities and expenses (or actions in respect thereof) to which such persons may become subject under the Securities Act, then the indemnifying party shall, in lieu of indemnifying each party entitled to indemnification hereunder, contribute to the amount paid or payable by such party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such persons shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact, or omission or alleged omission to state a material fact, relates to information supplied by or concerning the indemnifying party on the one hand, or by such indemnified person on the other, and such person's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other allocation that does not take into account the equitable considerations referred to in this Section 9(d). No person guilty of fraudulent misrepresentation within the meaning of the Act shall be entitled to contribution from any person that is not guilty of such fraudulent misrepresentation.

10.  RULE 144.

     The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available such information), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement that it has complied with such requirements.

11.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS; MARKET STAND-OFF AGREEMENT.

     (a) Participation in Underwritten Registration. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all customary questionnaires, powers of attorney, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     (b) Market Stand-Off Agreement. Each holder of Registrable Securities agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities of the Company), sell or otherwise transfer or dispose of (other than to transferees who agree to be similarly bound) any Registrable Securities during the 90 day period following the effective date of a registration statement of the Company filed under the Securities Act (or such shorter period as the executive officers and directors of the Company are so bound); provided, however, the holders of Registrable Securities shall be so bound only if the executive officers and directors of the Company and all other holders of 3% or more of the outstanding Common Stock who could be entitled to request that shares of Common Stock be included in a registration statement filed pursuant to Sections 3, 4 or 5 hereof shall have entered into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities until the end of such 90 day period.

12.  MISCELLANEOUS.

     (a) Right to Suspend. The Company may, by notice in writing to each holder of Registrable Securities, require the holder of Registrable Securities to suspend use of any prospectus included in a registration statement filed hereunder if the Company reasonably determines that it contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or that any transaction in which the Company is engaged or proposes to engage, or any event that has occurred or is expected to occur, would require an amendment to such registration statement or a supplement to such prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under Section 13 of the Exchange Act). Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 12(a), such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of a properly supplemented or amended prospectus, and, if so directed by the Company, such holder will deliver to the Company all copies, other than permanent file copies, then in such holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company gives any such notice, the time period mentioned in Section 7(a)(iii), if applicable, will be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of such supplemented or amended prospectus. The Company agrees to use its reasonable best efforts to cause any suspension of use of any prospectus pursuant to this paragraph to be as short a period of time as possible.

     (b) Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

     (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of at least a Majority of the outstanding Registrable Securities.

     (d) Registrable Securities Held by the Company or its Affiliates. Whenever the consent or approval of holders of all or any specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates (other than Purchaser or any of its affiliates if it is such an affiliate) will not be counted in determining whether such consent or approval was given by such holders.

     (e) Notices. All notices hereunder shall be in writing and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (b) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (c) five business days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the holder of the Registrable Securities set forth in a registry maintained by the Company, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the holder of the Registrable Securities may designate by ten-day advance written notice.

     (f) Successors and Assigns. Subject to compliance with any conditions to or restrictions on the transfer of any Registrable Securities, this Agreement will inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities (other than any such holders who acquire Registrable Securities in a transaction described in clause (i), (ii) or (iii) of Section 2(a)).

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

     (i) Governing Law; Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of law principles. Any holder of Registrable Securities may bring any action or proceeding to enforce or arising out of this Agreement or in the instruments and agreements annexed hereto in any court of competent jurisdiction.

     (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be affected or impaired thereby.

     (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (l) Attorney's Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party will be entitled to recover reasonable attorney's fees in addition to any other available remedy.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   NEWPARK RESOURCES, INC.
Company Address:

3850 N. Causeway Blvd.             /s/ Matthew W. Hardey
                                   ---------------------
Suite 1770                         Name: Matthew W. Hardey
Metairie, Louisiana  70002         Title:  Vice President and Chief
Financial Officer


                                   SCF-IV, L.P.

                                   By SCF-IV, G.P., Limited Partnership,
                                   its General Partner

                                   By: L.E. Simmons & Associates, Incorporated, its General Partner


                                   By: /s/ David C. Baldwin
                                       --------------------